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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  May 9, 2003

                        Commission File Number 000-23129

                             NORTHWAY FINANCIAL, INC
                             -----------------------
             (Exact name of registrant as specified in its charter)

        New Hampshire                               04-3368579
        -------------                               ----------
        (State or other jurisdiction of             (IRS Employer
        incorporation or organization)              Identification No.)

        9 Main Street
        Berlin, New Hampshire                                03570
        ----------------------------------------------------------
        Address of principal executive offices           (Zip Code)

                                 (603) 752-1171
                                 --------------
              (Registrant's telephone number, including area code)

                                    No Change
                                    ---------
(Former name, former address and former fiscal year, if changed since last year)
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Item 7:  Financial Statements and Exhibits.

   (a)   Financial Statements of Business Acquired.
              Not applicable

   (b)   Pro Forma Financial Information.
              Not applicable

   (c)   Exhibits.

         99.1  Northway Financial, Inc. press release dated May 9, 2003

Item 9: Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8126. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for any purpose, including for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 of the Exchange Act, regardless of any general incorporation language in such filing.

On May 9, 2003, Northway Financial, Inc. issued a press release announcing its financial results for the first quarter of 2003. The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORTHWAY FINANCIAL, INC.


                                         By: /s/ Richard P. Orsillo
                                             --------------------------------
                                             Richard P. Orsillo
                                             Senior Vice President and Chief
                                             Financial Officer

Date: May 14, 2003
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                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press Release issued by Northway Financial, Inc. dated May 9,
                 2003.